(r) Baird's 2004 Industrial Conference November 9, 2004 William P. Greubel - President & CEO Robert J. Smith - Sr. Vice President, CFO

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation, its Offering Memorandum and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We can give not assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Forward-Looking Statements

William P. Greubel President and CEO Robert J. Smith Sr. Vice President, CFO Management Presenters

#1 brand Long-standing core customer partnerships with major fleets Significant traction in Middle Market customer growth initiative Leading innovator of proprietary products Disciplined operational focus on lean manufacturing and continuous improvement initiatives Flexible, efficient manufacturing platform Dedicated union-free workforce One of the largest manufacturers of truck trailers in North America Highlights

Founded as start-up in 1985 Rapid sales growth throughout 1990s Leading industry position since 1994 ~50,000 trailer annual production (2004 estimate) vs. ~70,000 peak (1999) Dramatic turnaround in operating margin structure Company Overview Wabash is positioned for a prolonged period of increased demand and improved profitability

Achieve Operating Results Diversify and Grow Customer Base Prepare For All Industry Cycle Dynamics Continue Structural Margin Improvement Grow Earnings and Cash Flow Strengthen Balance Sheet Attain Operational Excellence & Financial Strength Our Commitment

Accelerating industry recovery Leading product innovator / maintenance commitment Dominant core customers Middle Market customer growth Continued operational excellence Positioned for Significant Earnings Growth The Company has fundamentally restructured itself to achieve profitability through all industry cycles with dramatically improved upside potential during peak periods

Freight Tonnage Showing Strength Continued strength in manufacturing should keep freight volumes growing ATA's Truck Tonnage Index (Seasonally Adjusted; 1993=100) Truck Tonnage 1/1/2000 150 2/1/2000 149 3/1/2000 143 4/1/2000 137.5 5/1/2000 137 6/1/2000 140 7/1/2000 139 8/1/2000 138 9/1/2000 139 10/1/2000 137.5 11/1/2000 138 12/1/2000 137.7 1/1/2001 137.5 2/1/2001 137.6 3/1/2001 138 4/1/2001 138.5 5/1/2001 139.5 6/1/2001 140 7/1/2001 141 8/1/2001 140 9/1/2001 141 10/1/2001 139 11/1/2001 138 12/1/2001 138 1/2/2002 137 2/2/2002 137.2 3/2/2002 140 4/2/2002 142.5 5/2/2002 144 6/2/2002 141.5 7/2/2002 145.2 8/2/2002 146.2 9/2/2002 147 10/2/2002 147.7 11/2/2002 147.7 12/2/2002 148 1/3/2003 150 2/3/2003 149 3/3/2003 146 4/3/2003 146.1 5/3/2003 149.5 6/3/2003 150 7/3/2003 148 8/3/2003 150 9/3/2003 149 10/3/2003 149 11/3/2003 150 12/3/2003 150.5 1/4/2004 154.5 2/4/2004 152.5 3/4/2004 152 4/4/2004 155 5/4/2004 159 6/4/2004 161 7/4/2004 160 8/4/2004 159.7 9/4/2004 158.1 1999 Peak: 147.9

4/1/1999 7/1/1999 10/1/1999 1/1/2000 4/1/2000 7/1/2000 10/1/2000 1/1/2001 4/1/2001 7/1/2001 10/1/2001 1/1/2002 4/1/2002 7/1/2002 10/1/2002 1/1/2003 4/1/2003 7/1/2003 10/1/2003 1/1/2004 4/1/2004 7/1/2004 Oct-04E Industry Complete Trailers 86343 67402 77180 83568 70050 35185 43188 40566 30020 39189 23551 21218 34109 49469 35503 43137 48616 47283 42082 81496 64600 57735 55570 WNC Complete Trailers 22071 14488 16838 19755 13435 2050 11391 8960 1915 9594 3452 3334 7348 11490 5333 10073 7183 9699 7061 17078 10417 10961 12628 Net Orders Trending Upward Units Units Source: ACT Research and Company Data

1999 2000 2001 2002 2003 2004E 2005E 2006E 2007E 2008E Class 8 Trucks 280722 206555 118682 148236 141429 202316 240362 253848 224150 282673 Total Trailers 318788 275223 140100 142658 183162 235062 284020 303079 330812 349009 Positive Industry Momentum Units Source: ACT Research U.S. Truck & Trailer Industry Shipments Class 8 Truck Trailers ACT Considers 200,000 - 225,000 units Normalized Build Rate Last 3 year average: 155,000 units Significant replacement cycle forecasted Trailer replacement

Van Trailer Forecast Middle Market initiative should drive increased market share in a growing marketplace Source: Van projections based on ACT Research Industry Production (Units) Wabash's Market Share Dry Vans Reefers Trailer Replacement

Developments Impacting Future Trailer Demand Industry Wabash Technology ? ? Improved trailer utilization Lower trailer-to-tractor ratios Extended trailer lives - DuraPlate Maintenance free trailer Federal Hours-of-Service Rules ? ? Business Cycle ? ? Raw Material Costing ? ? Fleet Profitability ? ? Driver Shortage ? ? Fuel ? ?

Proprietary composite trailers offer several advantages vs. standardized equipment Longer trailer life Low maintenance cost Increased durability Enhanced trade in values Leading Product Innovator - DuraPlate(r) DuraPlate Volume % of Total Units Excellent product acceptance Significant additional share opportunity - estimated less than 10% penetration today Over 200,000 DuraPlate(r) Trailers Produced 1 in 4 Dry Vans sold today is DuraPlate(r)!! Reduced $: "Total Cost of Ownership" 1997 1998 1999 2000 2001 2002 2003 2004 Est. East 7288 17983 36649 36755 24782 27275 30260 40000 West 15.1 29.5 52.5 55.5 78.2 78.6 81.02825 80

Maintenance Commitment: "Ten Year Trailer"

- The DuraPlate® box is essentially maintenance free vs. competition and lasts 2 x's longer
- Major fleet maintenance issues:
  - Tires
  - Brakes
  - Corrosion
  - Lights
  - Panel Replacement

  } WNC's Major Focus
- Reduced maintenance equals significant cost savings, increased utilization and revenue gains for fleets (Significant "OR")
- Wabash is the only OEM committed to extended trailer warranty

Strong Industry Support
Big Savings for Fleets
Enhanced Total Cost of Ownership

14
Baird

Core Customers

Others Top 10 Carriers East 0.99 0.01 Others Top 10 Carriers East 0.89 0.11 Others Top 10 Carriers East 0.8 0.2 Our Core Customers Driving Consolidation Source: Eno Transportation Foundation Top-10 Carriers - 1% Other - 99% 1980 2000 Top-10 Carriers - 11% Other - 89% 2010E Top-10 Carriers - 20+% Other - 80% Our "Partners" will continue to gain market share Competition follows their lead WNC focused on Mega-Carriers Lost opportunity on 80% of market

Expanding Customer Base Non-Partner Partner East 0.39 0.61 While growing our overall revenues and continuing to service our largest core partners, Wabash has attracted new customers to diversify and grow its revenue sources Non-Partner Partner East 51 49 Non-Partner Partner East 0.67 0.33 2002 2003 2004 YTD Non-Partner Accounts Partner Accounts Significant success in mid-market

Targeting the Middle Market for Growth WNC defines 'Mid-Market' as Carriers with 250 - 7,500 trailers in their fleet (Excludes Top 50 Mega-Carriers) Approximately 1,250 Fleets Accounts for approximately 60% of the total dry freight and refrigerated trailers in operation Represents a trailer population of approximately 900,000 trailers Results to date Added 170 new customers Approximately 4,000 units ordered Greater than 50% DuraPlate(r) 60% of business is covered by independent WNC dealers Our Middle Market strategy continues to provide initial success and attractive growth prospects for 2005 and beyond

Mid-Market: Early Success

Attaining Operational Excellence Wabash has completed over 300 improvement events since Summer 2002... More to come... Safety: 4x improvement in total reportable incident rate Quality: Significant improvement in operating costs First pass yield improved from 20% to 88% (September: 93%) Warranty (34% decline Y-O-Y) Productivity: ~40% more units produced with ~1,000 less associates Increased Capacity: Effective capacity to produce '99 volume on 2 shifts / 5 days Cost Reduction: Cooperative efforts with raw material suppliers Raw material turns improved from 6 to 24 Standardization: Production process substantially streamlined...major program in 2005

The Branch network is a strategic part of Wabash Provides needed service / parts support to Mid-Market Creates outlets for re-sale of used trailer trades Augments factory direct sales to smaller fleets Significant progress has already been made Nearly $5 million Y-O-Y improvement in operating income All product lines profitable except service Used trailer margins exceed plan targets Lean implementation well underway De-emphasize WNC owned service Add WNC authorized service centers Branch Operations Excellence Continuing Process Profitability will continue to improve

Financial Review

Multiple Earnings Growth Catalysts Income Statement Catalysts Improving Cycle Share Gain / Mid-Market Sheet & Post and Container Growth Pricing Improvement Continuous Improvement - Labor Continuous Improvement - Material Quality Excellence Absorption / Incremental Contribution Retail / Process Simplification Fees & Services Interest Rate Reduction Debt Reduction Sales Gross Margin SG&A Interest Expense Organization Focused on Profitability Capacity Available

Structural Margin Improvement Achieving peak margins today, yet at only 73% of peak volumes Source: ACT Research and WNC estimates

Operating Cash Flow Q3 - 03 Q4 - 03 Q1 - 04 Q2 - 04 Q3 - 04 Earnings, adj. for non-cash items -5.8 5.9 11.5 23 25.5 AR, Inventory and AP 23.4 45.4 -21.4 -9.3 -47.4 Other 5.5 -7.6 0.33 -0.048 -1.1 $ in millions 23.0 Net (9.6) 13.7 (23.0) 43.7

Offering Size 3,450,000 Diluted Shares Outstanding: 35.4mm shares (Sept. 30, 2004) Proceeds: $75.7 Repay indebtedness Common Stock Sale

Pro Forma Capitalization

Poised to generate significant Free Cash Flows Wabash Restructured to Achieve Profitability Wabash to achieve profitability through all industry cycles with dramatic upside potential during peak periods

Summary

Achieve Operating Results Diversify and Grow Customer Base Prepare For All Industry Cycle Dynamics Continue Structural Margin Improvement Grow Earnings and Cash Flow Strengthen Balance Sheet Attain Operational Excellence & Financial Strength Getting the Job Done! Our Commitment